EXHIBIT 99.1

 Investor Presentation  Presented by Rick Van Kirk, CEO

  Safe Harbor Statement   Statements made during Pro-Dex’s presentation and its representative’s answers to questions that refer to Pro-Dex’s estimated or anticipated future results or other non-public historical facts are forward-looking statements, as are any statements its representatives make concerning Pro-Dex’s strategic initiatives, anticipated financial performance and product launches. Attendees are cautioned not to place undue reliance on these forward-looking statements, which reflect Pro-Dex’s current expectations and speak only as of the current date. Actual results may differ materially from Pro-Dex’s current expectations depending upon a number of factors affecting Pro-Dex’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of Pro-Dex’s annual and quarterly reports filed with the the Securities and Exchange Commission. Pro-Dex does not undertake any responsibility to revise or update any forward-looking statements made during the presentation.  2

3

Investment Highlights

Pro-Dex is a high-growth innovative technology company with finished device contract manufacturing

- High-value product pipeline
- Strong long term relationships with dominant and strategic orthopedic OEMs
- High value intellectual property
- Increasing margins and considerable operating leverage
- Stable core cash flow
- Management team that can execute on new initiatives

Transformation of the Pro- Dex legacy business model

- Bringing innovations to market vs. the innovations disproportionately benefiting our customers alone
- Significant credibility with large manufacturing partners
- Establishment of opportunity funnel with surgeon and independent distributor advisory relationships
- Entry into disposable and single use markets
- Pre-eminence as OEM supplier of orthopedic robotic end effectors

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4

Pro-Dex Past to Present


PDEX Share Price
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16


Revenue
$30
$25
$20
$15
$10
$5
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017 Q1-Q3

FYE: 06/2016 **MRQ: 2017 Q3** **Next Rpt: 09/14/17**

Revenue	Q1	Q2	Q3	Q4	FY
FY2014	2.6	2.6	2.4	3.2	10.8
FY2015	2.6	2.8	3.9	4.1	13.4
FY2016	4.1	5.2	5.2	5.3	19.8
FY2017	5.4	4.6	6.6	5.3*	21.9*
FY2018	5.5*	5.0*	5.6*	5.8*	21.9*

EPS	Q1	Q2	Q3	Q4	FY
FY2014	0.06	-0.1	-0.12	0.01	-0.14
FY2015	-0.04	-0.05	-0.02	0.02	-0.09
FY2016	-0.03	0.09	0.09	0.05	0.2
FY2017	0.07	0.78	0.22	.04*	0.95*
FY2018	.07*	.06*	.07*	.06*	0.24*

* Analyst Estimates

Key Figures (2017 Q3)

Employees	Shares Outstanding	Avg Daily Volume (3 mos):	Cash	Book Value	Mkt Cap
81	4.0m Float : 2.3m	10K	$4.0m Debt : $0.1 m	$12.9m	$22.7m

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Pro-Dex Core Business

"The interface between surgeons and patients."

- Arthroscopic Shavers
- Sagittal Saw Mechanisms
- Craniomaxillofacial Drivers
- Multifunction Handpieces
- Robotic End Effectors
- Engineering Services





Pro-Dex has deployed smart drivers in CMF with 3 major companies that account for over 60% of the CMF market.



The field of surgical robotics is rapidly growing and Pro-dex has manufacturing relationships with key players

High Value Customer Relationships:

smith&nephew, Medtronic, ConMed Corporation, stryker, KLS martin Group, rti surgical, Arthrex, DePuy Synthes, STORZ Karl Storz — Endoskope

"Pro-Dex is a leader in powered solutions for the operating room with over 40,000 handpieces shipped to the largest orthopedic distributors in the world."

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Surical Power: Addressable Market $1.2-1.7bn

Pro-Dex has greater than 60% market share in CMF, the smallest market in the orthopedic space

---

Opportunity to take share with differentiated solutions in strategic markets (see TorqueDrive)


CMF
Thoracic
Shoulder
Elbow
Spine
Hip
Knee
Extremities


Global Orthopedic Devices Market Revenue, 2012
$ 29.2 bn
CMF
Extremities
Elbow
Shoulder
Spine
Hip
Knee
Total
Source: KOL Opinions, Company Annual Reports, Expert Interview, Investing Publications, TMR Analysis

- → Pro-Dex bringing solutions to market vs. reliance on customers to fund developments
- → First Pro-Dex branded driver solution launch expected calendar Q1 '18

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 TORQUEDRIVE  7  The software algorithm can be integrated across a family of products from small bone and CMF (MatrixPro) to large bone and trauma      Our algorithms do not affect the operation of non drill/drive ancillary operations; for example sagittal saws, burrs, etc.    Screws mapped and optimized to the hardware making piggybacking difficult    High product differentiation and a significant driver of sales conversions

Technology Overview

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a·dapt·ive
/əˈdaptiv/

Pro-Dex utilizes algorithmic methods to characterize certain unchanging features of a torque curve.

For example:

→ A screw seating has universal features regardless of the screw type or the substrate density (osteoporotic or healthy)



Variable Density Has Limited Affect on Screw Characterization


50 PCF Density
10 PCF Density

Variable density doesn't matter



Osteoporosis | 10 PCF Density

Differing bone densities represent a vertical shift (y-axis) of the torque curves. The torque characteristics of the screw path remain the same.



Normal | 50 PCF Density

By characterizing the torque curves themselves and not the absolute torque levels the behavior of variable density bones is captured.

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Small Bone: CMF, Thoracic, Extremities

Pro-Dex serves > 60% of the market (3 major customers)

Positive surgeon feedback



- Modular quick-swap capabilities for attachments
- Patent filed on thoracic non-invasive attachment for anterior rib fixation with posterior approach
- Early adopters have taken significant share

Key Capabilities:

- Adaptive torque limiting for rapid-driving screws and perfect seating of screws
- Screw stripping prevention
- Drill and Drive Mode Capabilities
- Rechargeable battery options
- High Precision discrete digital torque limiting
- Excellent ergonomics, balance and weight
- Adaptive torque limiting works with an assortment of attachments and offset geometries





Extremely high accuracy locking screws and plates within manufacturer recommended specifications

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Spine

Prevention of cortical breach via tissue differentiation


Right
Left
Malpositioned right screw impinging neural structures

Misplaced Screw Causing Nerve Root Inury

Well placed screw path	Misplaced screw path
	Cortical Bone
Cancellous Bone	Cancellous Bone
Cortical Bone	Cortical Bone
The screw path for a well placed screw is very clearly defined; after penetration of the lateral cortical layer (1.3-1.6mm) the entirety of the remaining travel is cancellous bone.	After penetration of the lateral cortical layer and penetration into the cancellous bone near the pedicle channel a second impact of cortical bone (medial or lateral) occurs.



In discussions for Virtual Reality application specific integration

- Filed several patents on the execution of torque limiting in this application
- Should have a prototype ready to demonstrate that if cortical contact occurs the device terminates driving action
- Advancing and perfectly tightening set screws including rod reduction
- High Precision discrete digital torque limiting
- Speed and torque optimized driver




Cortical Wall Impact vs. Healthy Seat
Initial screw tip cortical breach
Inititial impact with cortical wall
Torque
Cortical Breach
Healthy Seat

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Trauma, Large Bone, Reconstructive

Prevention of cortical breach via tissue differentiation


16
14
12
10
8
6
4
2
0
0
5
10
15
20
25
30
35

Screw seating torques significantly higher than Tissue Removal Torques

Non Driving application torques (Burr, Saw, Sagital Saw) orders of magnitude below seating torques

- → Adaptive Torque limiting does not affect application of non-driving applications
- → Rapid driving and seating of screws regardless of screw type or patient bone quality
- → Promising R&D with plunge prevention



- → Extremely high accuracy locking screws and plates within manufacturer recommended tightening specification
- → High Precision discrete digital torque limiting
- → Drill and Drive Modes




Surgeon
Junior resident
Force (N)
18
6
0
Position (cm)
8.5
8
7.5
7
Plunge
Time (s)

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High Potential Future Product Portfolio

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Adjustable Torque Wrench

- First Pro-Dex branded product release in several years; expected release calendar Q4 ‘17
- Materially downsized design vs. competition

ATLAS Pro-driver

- First Pro-Dex branded driver release in several years; expected release calendar Q1 ‘18
- Adaptive torque limiting, modular attachments
- Provisional patent application on some application specific attachments

Acetabular Cup Revision Tool

- Negotiating potential JV
- Differentiated IP & synergistic with power portfolio

Arthroscopic System with Proprietary Blade Design

- Negotiating potential JV for high value differentiated blade IP

Spinal Drill/Driver

- Promising R&D developments and several provisional patents filed
- Possible 3D VR third party application specific integration

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Management Team



Rick Van Kirk, MBA, President & CEO
35 years experience – Pro-Dex, Unisys, Dynacast International, Comarco

Alisha Charlton, CFO
26 years experience – Pro-Dex, Comarco, CKE Restaurants, KPMG

Rosie Hokanson, HR Manager
25 +years experience – Pro-Dex, Comarco, Graypoint Auto, Onyx

Angel Domingo, Director QARA
20 years experience – Pro-Dex, Spectrum, Chemicon, Watson

Rick Boyd, Director of Operations
18 years experience
Pro-Dex

Ben Sexson, CFA, Director of Business Development
11 years experience
Pro-Dex, MUFG, First Wilshire

PRO-DEX